Events After The Reporting Date	12 Months Ended
Dec. 31, 2017
Text block1 [abstract]
Events After The Reporting Date

32 EVENTS AFTER THE REPORTING DATE

In January 2018, the Company announced the appointment of Robert Friesen, PhD, as Chief Scientific Officer, effective March 1, 2018. Dr. Friesen will lead the Company’s scientific, research and technology activities and become a member of the Executive Committee.

On January 28, 2018, the Company entered into a Heads of Agreement, or the Agreement, with Sanofi, a French societe anonyme. Pursuant to the Agreement, Sanofi will offer to acquire all of the Company’s outstanding ordinary shares, including shares represented by American Depositary Shares, warrants and our convertible bonds, at a price per share of €45 in cash, which represents an aggregate equity value of approximately €3.9 billion. The transaction was unanimously approved by the Company’s board of directors and the board of directors of Sanofi. Subject to the satisfaction or waiver of customary closing conditions, the transaction is expected to close by the end of the second quarter 2018.

In January and February 2018, the Company announced changes to its Board of Directors with the departures of Dr. Peter Fellner and Dr. Bo Jesper Hansen, respectively. Dr. Russell G. Greig, who has been a non-executive Director of the Company since 2012, is now the new Chairman of the Board.

On February 16, 2018, the Company announced that as part of the research collaboration signed in July 2017, Sanofi has exercised its options for two additional multi-specific Nanobody product candidates, triggering the payment to the Company of €13 million in exercise fees.

On March 1, 2018, Piet Houwen joined the Company as Chief Operating Officer. Mr. Houwen will be responsible for the support of the Company’s business and R&D processes and become a member of the Executive Committee.

On March 2, 2018, the Company announced that the first patient has been dosed in the Japanese Phase II study of ALX-0171 to treat respiratory syncytial virus (RSV) infections. The study is expected to read out in the second half of 2019.